                                                Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-62210

PROSPECTUS SUPPLEMENT
(To Prospectus dated July 18, 2001)

                              BARNES & NOBLE, INC.

                                  $300,000,000
                  5.25% Convertible Subordinated Notes Due 2009

     9,227,363 Shares of Common Stock Issuable Upon Conversion of the Notes

                   ------------------------------------------

     This prospectus supplement relates to the resale of (i) up to $300,000,000 aggregate principal amount of our 5.25% Convertible Subordinated Notes Due 2009 and (ii) up to 9,227,363 shares of our common stock which are initially issuable upon conversion of the notes by any holders thereof. The notes and the underlying common stock may be offered from time to time for the accounts of the selling securityholders named herein, in the prospectus dated July 18, 2001, or in additional supplements to the prospectus. This prospectus supplement reflects the purchase of notes by various selling securityholders since the date of the prospectus.

     The notes are convertible, in whole or in part, at the option of the selling securityholder at any time prior to the close of business on the business day immediately preceding March 15, 2009, unless previously redeemed or repurchased, into shares of common stock, at a conversion price of $32.512 per share (equivalent to a conversion rate of 30.7578 shares per $1,000 principal amount of notes), subject to adjustment in certain circumstances. Our common stock is traded on The New York Stock Exchange under the symbol "BKS." On
August 8, 2001, the last sale price for our common stock as reported on The New
York Stock Exchange was $37.60 per share.

     We will not receive any of the proceeds from the sale of the notes or the underlying common stock being offered by the selling securityholders. The notes and the underlying common stock may be offered in negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices. In addition, the shares of common stock may be offered from time to time through ordinary brokerage transactions on The New York Stock Exchange. See
"Plan of Distribution" in the prospectus. The selling securityholders and any brokers, dealers or agents that participate with the selling securityholders in the distribution of the notes or the underlying common stock may be deemed to be
"Underwriters" within the meaning of the Securities Act, in which case any commissions received by such brokers-dealers, agents or underwriters and any profit on the resale of the notes or the underlying common stock purchased by them may be deemed to be underwriting commissions or discounts under the
Securities Act.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS AUGUST 9, 2001.

                                      -2-

                             SELLING SECURITYHOLDERS

     The following table, which sets forth certain information regarding the beneficial ownership of notes by the selling securityholders and the number of shares of common stock issuable upon conversion of the notes as of August 8,
2001, has been updated from the table contained in the prospectus to include certain additional selling securityholders.

     Any or all of the notes or underlying common stock listed below may be offered for sale pursuant to this prospectus supplement by the selling securityholders from time to time. Accordingly, no estimate can be given as to the amount of the notes or underlying common stock that will be held by the selling securityholders upon consummation of any such sales. In addition, the selling securityholders identified below may have sold, transferred or otherwise disposed of all or a portion of their notes since the date on which the information regarding their notes was provided, in transactions exempt from the registration requirements of the Securities Act. The table has been prepared based on information furnished to us by or on behalf of the selling securityholders.
                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

1976 Distribution Trust FBO      $9,000     *         276         0         *
A.R. Lauder/Zinterhofer
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

1976 Distribution Trust FBO     $18,000     *         553         0         *
Jane A. Lauder
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

2000 Revocable Trust FBO A.R.    $9,000     *         276         0         *
Lauder/Zinterhofer
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

AAM/Zazove Institutional      1,200,000     *       36,909        0         *
Income Fund L.P.
940 Southwood Blvd., #200
Incline Village, NV 89451

                                      -3-
                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

ACM Offshore Fund            $3,150,000    1.0%     96,887        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

AIG/National Union Fire        $925,000    *        28,451        0         *
Insurance
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Alexandra Global Investment  $9,000,000    3.0%    276,820        0         *
Fund 1 Ltd.
c/o 237 Park Avenue, 9th Floor
New York, New York 10017

Aloha Airlines Non-Pilots      $100,000    *         3,075        0         *
Pension Trust
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Aloha Pilots Retirement Trust   $50,000    *         1,537        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Alpine Associates            $5,450,000    1.8%    167,630        0         *
c/o V.E.Z. Systems
120 Broadway, 9th Floor Rm 913
New York, NY 10271

Alpine Partners, L.P.          $850,000    *        26,144        0         *
c/o V.E.Z. Systems
120 Broadway, 9th Floor Rm 913
New York, NY 10271

                                      -4-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

American Motorist Insurance    $655,000    *        20,146        0         *
Company
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

American Samoa Government       $40,000    *         1,230        0         *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

Arapahoe County Colorado        $63,000    *         1,937        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Arbitex Master Fund L.P.     $4,000,000    1.3%    123,031        0         *
c/o HW Capital L.P.
1601 Elm Street, Suite 4000
Dallas, TX  75201

Arkansas PERS                $1,350,000    *        41,523        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Associated Electric & Gas      $800,000    *        24,606        0         *
Insurance Services Limited
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

Bear, Stearns & Co. Inc.     $8,100,000    2.7%    249,138        0         *
245 Park Avenue, 13th Floor
Global Fund Management
New York, NY 10167

                                      -5-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Boilermakers Blacksmith      $1,850,000    *        56,902        0         *
Pension Trust
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

BP Amoco Corporation Master  $3,950,000    1.3%    121,493        0         *
Trust for Employee Pension
Plans
c/o Noddings Investments
700 Market Street
St. Louis, MO 63101

BP Amoco PLC. Master Trust   $1,193,000    *        36,694        0         *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

British Virgin Island Social    $48,000    *         1,476        0         *
Security Board
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

C&H Sugar Company              $150,000    *         4,613        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Calamos Convertible          $2,800,000    *        86,122        0         *
Fund-Calamos Investment Trust
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

Calamos Convertible Growth   $2,200,000    *        67,667        0         *
and Income Fund-Calamos
Investment Trust
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

                                      -6-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Calamos Convertible            $125,000    *         3,844        0         *
Portfolio-Calamos Advisors
Trust
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

Calamos Market Neutral       $3,000,000    1.0%     92,273        0         *
Fund-Calamos Investment Trust
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

California Public Employees' $3,000,000    1.0%     92,723    2,300         *
Retirement System
400 P Street, Suite 3492
Sacramento, CA 95814

City of New Orleans            $264,000    *         8,120        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Clarica Life Insurance         $510,000    *        15,686        0         *
Co.-U.S.
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

Consulting Group Capital       $480,000    *        14,763        0         *
Market Funds
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

Continental Assurance        $2,450,000    *        75,356        0         *
Company on Behalf of its
Separate Account (E)
CNA Plaza
23 South
Chicago, IL 60685

                                      -7-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Credit Suisse First Boston  $13,457,000    4.4%    413,908        0         *
Corporation
5 World Trade Center
New York, NY  10048
Attn:  Reorg. Dept.

DeAm Convertible Arbitrage   $1,500,000    *        46,136        0         *
Fund
c/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040

Delaware PERS                $2,000,000    *        61,515        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Deutsche Banc Alex Brown     $7,100,000    2.3%    218,380      1,275,324   2.2%
1251 Avenue of the Americas
New York, NY  10020

Delta Pilots Disability and    $500,000    *        15,378        0         *
Survivorship Trust
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

Drury University                $50,000    *         1,537        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Drury University                $50,000    *         1,537        0         *
c/o Calamos Asset Management,
Inc.
1111 Warrenville Road
Naperville, Illinois
60563-1493

F.R. Convt. Sec. Fn.           $275,000    *         8,458        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

                                      -8-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

First Union Securities, Inc. $6,550,000    2.2%    201,464        0         *
8739 Research Drive
Charlotte, NC 28262-0675

Grace Brothers, Ltd.           $750,000    *        23,068     12,900         *
1560 Sherman Ave., Ste. 900
Evanston, IL 60201

Hawaiian Airlines Employees     $50,000    *         1,537        0         *
Pension Plan-IAM
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Hawaiian Airlines Pension       $10,000    *           307        0         *
Plan for Salaried Employees
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Hawaiian Airlines Pilots        $90,000    *         2,768        0         *
Retirement Plan
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

HFR Convertible Arbitrage      $250,000    *         7,689        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

HFR Master Fund Ltd.           $400,000    *        12,303        0         *
940 Southwood Blvd., #200
Incline Village, NV 89451

HFR Master Fund, Ltd.10 South  $200,000    *         6,151        0         *
Riverside Drive, Suite
1450 Chicago, Illinois 60606

                                      -9-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Highbridge International    $21,000,000    7.0%    645,915        0         *
LLC
P.O. Box 30554 SmB
Grand Cayman Islands
BWI

Hotel Union & Hotel Industry   $430,000    *        13,225        0         *
of Hawaii
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

ICI American Holdings Trust  $1,075,000    *        33,064        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Independence Blue Cross        $137,000    *         4,213        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Island Holdings                 $50,000    *         1,537        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

James Campbell Corporation     $139,000    *         4,275        0         *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

Jefferies & Company Inc.         $9,000    *           276        0         *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

Jersey (IMA) Ltd.            $2,600,000    *        79,970        0         *
c/o Libertyview Capital Mgmt.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302

                                      -10-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

KBC Financial Products USA     $500,000    *        15,378        0         *
145 East 45th Street
2 Grand Central Tower
New York, NY 10017

KD Offshore Fund CV           1,250,000    *        38,447        0         *
c/o Kellner, DiLeo & Co.
900 Third Avenue, Suite 1000
New York, NY  10022

Kellner, DiLeo & Co.         $1,250,000    *        38,447        0         *
900 Third Avenue, Suite 1000
New York, NY  10022

Lakeshore International Ltd. $3,000,000    1.0%     92,273        0         *
601 Carlson Parkway, Suite 200
Minnetonka, MN 55305

Lancer Securities Cayman       $500,000    *        15,378        0         *
C/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040

LDG Limited                    $300,000    *         9,227        0         *
48 Par-La-Ville Road, Suite
780
Hamilton, Bermuda HM 11

Libertyview Fund LLC           $300,000    *         9,227        0         *
c/o Libertyview Capital Mgmt.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302

Libertyview Funds L.P.       $2,100,000    *        64,591        0         *
c/o Libertyview Capital Mgmt.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302

Lincoln National Convertible $2,000,000    *        61,515        0         *
Securities Fund
c/o Delaware Investments
1818 Market Street, 13th
Floor Mailcode 85
Philadelphia, PA 19103-3682

                                      -11-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Lipper Convertibles Series   $2,000,000    *        61,515        0         *
II, L.P.
101 Park Avenue, 6th Floor
New York, NY 10178

Lipper Convertibles, L.P.   $20,000,000    6.7%    615,157        0         *
101 Park Avenue, 6th Floor
New York, NY 10178

Lipper Convertibles, L.P.    $1,162,000    *        35,740        0         *
(Class B)
101 Park Avenue, 6th Floor
New York, NY 10178

Lipper Offshore              $4,000,000    1.3%    123,031        0         *
Convertibles, L.P.
101 Park Avenue, 6th Floor
New York, NY 10178

Lipper Offshore Convertibles,  $838,000    *        25,775        0         *
L.P. #2
101 Park Avenue, 6th Floor
New York, NY 10178

Local Initiatives Support       $75,000    *         2,306        0         *
Corporation
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

McMahan Securities Co., L.P. $8,000,000    2.7%    246,062        0         *
500 West Putnam Avenue, 3rd
Floor
Greenwich, CT 06830-6086

Merril Lynch Insurance Group   $341,000    *        10,488        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Morgan Stanley & Co.         $2,870,000    *        88,275        0         *
1585 Broadway
New York, NY  10036

                                      -12-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Municipal Employees            $138,000    *         4,244        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Nabisco Holdings                $42,000    *         1,291        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

New Orleans Firefighters       $144,000    *         4,429        0         *
Pension/Relief Fund
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

New York Life Insurance and  $1,200,000    *        36,909        0         *
Annuity Corporation
51 Madison Avenue
New York, NY 10010

New York Life Insurance     $11,000,000    3.7%    338,336        0         *
Company
51 Madison Avenue
New York, NY 10010

Northern Income Equity Fund  $3,000,000    1.0%     92,273        0         *
50 S. Lasalle Street
Chicago, IL 60675

Occidental Petroleum           $263,000    *         8,089        0         *
Corporation
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Ohio Bureau of Workers         $178,000    *         5,474        0         *
Compensation
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

                                      -13-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Ondeo Nalco                    $300,000    *         9,227        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Onex Industrial Partners     $4,710,000    1.5%    144,869        0         *
Limited
c/o Silvercreek Management
Inc.
1670 Bayview Avenue, Suite 308
Toronto, Ontario, Canada M4G
3C2

Palladin Securities LLC      $1,000,000    *        30,757        0         *
c/o Palladin Group
195 Maplewood Avenue
Maplewood, NJ 07040

Pebble Capital Limited       $2,420,000    *        74,434        0         *
c/o Silvercreek Management
Inc.
1670 Bayview Avenue, Suite 308
Toronto, Ontario, Canada M4G
3C2

Policemen and Firemen          $691,000    *        21,253        0         *
Retirement System of the City
of Detroit
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

-ProMutual                      $781,000    *        24,021        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Queen's Health Plan             $35,000    *         1,076        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Raytheon Master Pension Trust  $704,000    *        21,653        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

                                      -14-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

RJR Reynolds                   $123,000    *         3,783        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Robertson Stephens           $6,000,000    2.0%    184,547        0         *
555 California Street, Suite
2600
San Francisco, CA  94110

Sagamore Hill Hub Fund Ltd.  $6,000,000    2.0%    184,547        0         *
c/o Sagamore Hill Capital Mgmt
2 Greenwich Office Park
Greenwich, CT 06831

San Diego County Employees   $2,100,000    *        64,591        0         *
Retirement Association
940 Southwood Blvd., #200
Incline Village, NV 89451

Shell Pension Trust            $558,000    *        17,162        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

Silvercreek II Limited       $5,970,000    1.9%    183,624        0         *
c/o Silvercreek Management
Inc.
1670 Bayview Avenue, Suite 308
Toronto, Ontario, Canada M4G
3C2

Silvercreek Limited          $1,900,000    *        58,439        0         *
Partnership
c/o Silvercreek Management
Inc.
1670 Bayview Avenue, Suite 308
Toronto, Ontario, Canada M4G
3C2

Spear, Leeds & Kellogg LP    $1,000,000    *        30,757        0         *
120 Broadway, 7th Floor
New York, NY 10271

Starvest Combined Portfolio  $1,000,000    *        30,757        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

                                      -15-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

State of Maryland Retirement $3,335,000    1.1%    102,577        0         *
System
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

State of Oregon/Equity       $6,500,000    2.2%    199,926        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

State of Oregon/SAIF         $3,875,000    1.3%    119,186        0         *
Corporation
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Sterling Invest Co.            $500,000    *        15,378        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Syngenta AG                    $400,000    *        12,303        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

The City University of New     $159,000    *         4,890        0         *
York
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

The Estate of James Campbell   $183,000    *         5,628        0         *
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

                                      -16-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

The Grable Foundation          $124,000    *         3,813        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

The Grady Hospital Foundation  $138,000    *         4,244        0         *
c/o Advent Capital Management
30 Broad Street, 30th Floor
New York, NY 10004

TQA Master Fund Ltd          $8,400,000    2.8%    258,366        0         *
405 Lexington Avenue, 45th
Floor
New York, NY 10174

TQA Master Plus Fund Ltd     $1,100,000    *        33,833        0         *
405 Lexington Avenue, 45th
Floor
New York, NY 10174

Van Kampen Harbor Fund       $4,500,000    1.5%    138,410        0         *
State Street Bank & Trust Co.
c/o Van Kampen Asset
Management Inc.
2800 Post Oak Blvd.
Houston, TX 77056

Viacom Inc. Pension Plan        $46,000    *         1,414        0         *
Master Trust
c/o SSI Investment Management
357 North Canon Drive
Beverly Hills, CA 90210

White River Securities       $6,300,000    2.1%    193,774        0         *
L.L.C.
c/o Global Fund Management
245 Park Avenue, 13th Floor
New York, NY 10167

Zazove Hedged Convertible    $1,100,000    *        33,833        0         *
Fund, LP
940 Southwood Blvd., #200
Incline Village, NV 89451

                                      -17-

                                                                         Percent
                                                               Number      of
                                                              of Shares  Common
                                        Percent-  Number of   of Common   Stock
                               Prin-     age of     Shares      Stock     Owned
                               cipal     Notes     into which   Owned     After
                              Amount of   Out-    the Notes    Before      the
                                of      standing  are Con-      the      Offering
Name                          Notes(1)    (1)    vertible(2) Offering(3)   (4)
----                          -------   -------- ----------- ---------- ---------

Zeneca Holdings Trust          $500,000    *        15,378        0         *
c/o Froley Revy Investment
Company, Inc.
10900 Wilshire Blvd., Suite
900
Los Angeles, CA 90024

Zurich Institutional           $200,000    *         6,151        0         *
Benchmark Master Fund Ltd.
c/o Olympic Capital
(Bermuda) Ltd.
Williams House - 20 Reid
Street
Hamilton , Bermuda HM 11

Zurich Institutional         $1,200,000    *        36,909        0         *
Benchmarks Master Fund Ltd.
940 Southwood Blvd., #200
Incline Village, NV 89451

Unknown (5)

_________________
* Less than 1%.

(1)  The information set forth herein is as of August 8, 2001 and is based upon
     $300.0 million aggregate principal amount of notes outstanding.

(2)  Assumes conversion of the full amount of notes held by such selling securityholder at the initial conversion price of $32.512 per share of
     Barnes & Noble common stock; such conversion price is subject to adjustment as described under "Description of Notes - Conversion of Notes."
     Accordingly, the number of shares of common stock issuable upon conversion of the notes may increase or decrease from time to time. Fractional shares will not be issued upon conversion of the notes; cash will be paid in lieu of fractional shares, if any.

(3)  Does not include shares issuable upon conversion of the notes.

(4)  Calculated based on Rule 13d-3(d)(i) of the Exchange Act using 66,821,461 shares of common stock of Barnes & Noble outstanding as of July 31, 2001.
     Assumes the number of shares of common stock issuable upon conversion of all of a particular holder's notes are outstanding. However, this does not include the conversion of any other holder's notes.

(5)  Information about other selling securityholders will be set forth in prospectus supplements, if requested.

     We prepared this table based on the information supplied to us by the selling securityholders named in the table.

     Other than their ownership of our securities, none of the selling securityholders has had any material relationship with us within the past three years, other than Credit Suisse First Boston Corporation, which has acted as one of our initial purchasers and/or underwriters. The selling securityholders purchased all of the notes in a private transaction. All of the notes and the shares of common stock into which the notes are convertible are "restricted securities" under the Securities Act.